UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020 (May 11, 2020)

Twin River Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)

________________________

(401) 475-8474

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	the Company	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 11, 2020, Twin River Worldwide Holdings, Inc. (the "Company") amended its credit agreement dated May 10, 2019 with Citizens Bank, N.A., as administrative agent and collateral agent, to increase the aggregate principal amount of the facility to $575 million, an increase of $275 million pursuant to an incremental term B loan facility. Borrowings under the new incremental term loan B facility will bear interest at LIBOR plus 8.00% per annum (with a 1.0% LIBOR floor) through the 2026 maturity date. This new term loan satisfies the financing contingency under the purchase agreement to acquire the Shreveport and Lake Tahoe MontBleu casinos from Eldorado Resorts, Inc.

Item 7.01 Other Events.

On May 11, 2020, the Company published a press release announcing the new term loan. The press release is furnished herewith as Exhibit 99.1.

Cautionary Note on Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various risks and uncertainties including, but not limited to: future actions, new projects, strategies, future performance, the outcomes of contingencies, future financial results and uncertainties related to COVID-19. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and subsequent events and developments could cause the Company’s views to change. the Company disclaims any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in the Company’s expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Incremental Joinder Agreement No. 1, dated May 11, 2020, to the amended Credit Agreement, dated as of May 10, 2019, among Twin River Worldwide Holdings, Inc. and various lenders party

99.1	Press Release, dated May 11, 2020, of Twin River Worldwide Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: May 11, 2020